UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2025

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.
Arrangement Agreement
On September 30, 2025, Tamboran Resources Corporation, a Delaware corporation (“Tamboran”), Tamboran (Beetaloo) Pty
Ltd, a company organized under the laws of Australia and an indirect wholly owned subsidiary of Tamboran (“Australia Sub”),
Tamboran Resources Investments Holding Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Tamboran
(“U.S. Sub”), and Falcon Oil & Gas Ltd., a corporation incorporated under the Business Corporations Act (British Columbia)
(“Falcon”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Tamboran agreed to indirectly acquire all of the equity interests of Falcon’s subsidiaries (the transactions contemplated by the Arrangement Agreement, the “Transactions”). The Transactions will be effected by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”).
Structure and Consideration
Pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement, (a) Australia Sub will acquire from
Falcon approximately 98.1% of the issued and outstanding equity interests (the “Falcon Interests”) of Falcon Oil & Gas Australia
Limited, a company organized under the laws of Australia (“Falcon Australia”), which represents all of Falcon’s interests in Falcon
Australia, and (b) U.S. Sub will acquire from Falcon all of the issued and outstanding equity interests (together with the Falcon
Interests, the “Subject Interests”) of (i) TXM Oil and Gas Exploration Kft., a company incorporated under the laws of Hungary, (ii)
Falcon Oil & Gas Ireland Limited, a company incorporated under the laws of Ireland, (iii) Falcon Oil & Gas Holdings Ireland Limited,
a company incorporated under the laws of Ireland, and (iv) Falcon Exploration and Production South Africa (Pty) Ltd, a company incorporated under the laws of South Africa. In exchange for the Subject Interests, Tamboran will (a) issue to Falcon 6,537,503 shares
(the “Stock Consideration”) of its common stock, par value $0.001 per share (the “Tamboran Common Stock”), and (b) pay
$23,663,080 in cash.
In addition, existing options to purchase Falcon common shares will be cancelled. Upon closing of the Transactions
(“Closing”), Tamboran will enter into consulting agreements with certain directors and officers of Falcon, pursuant to which
Tamboran will issue to those directors and officers an aggregate of up to 369,084 Tamboran options with an exercise price of
US$21.94 per share.
Governance
Upon closing of the Transactions, Tamboran will continue to be led by Chairman and Interim Chief Executive Officer Dick
Stoneburner, and no changes to the Board of Directors or the management team of Tamboran are planned.
Conditions to the Transactions
The Closing is subject to certain conditions, including, among others, (a) the approval of the Transactions by at least 66 ⅔%
of the votes cast by Falcon shareholders and, if required by applicable Canadian securities laws, a simple majority of the votes cast by
Falcon shareholders, excluding Falcon common shares held by persons required to be excluded under such laws (the “Falcon
Requisite Shareholder Approval”), at a meeting of Falcon shareholders, (b) the approval of the issuance of the Stock Consideration
(the “Stock Issuance”) by a majority of the votes cast by Tamboran stockholders (the “Tamboran Stockholder Approval”) at a meeting of Tamboran stockholders, (c) the approval of the Transactions by the Supreme Court of British Columbia on terms consistent with the
Arrangement Agreement and otherwise reasonably satisfactory to the parties, (d) the authorization for listing of the Stock
Consideration on the New York Stock Exchange and (e) the absence of any law or order enjoining, restricting or prohibiting the consummation of the transactions contemplated by the Transactions.
The obligation of each party to consummate the Transactions is also conditioned upon (a) the other party’s representations and warranties being true and correct (subject to certain materiality thresholds), (b) the other party having performed in all material respects its obligations under the Arrangement Agreement, (c) the absence of any material adverse effect in respect of the other party, and (d) the receipt of an officer’s certificate from the other party certifying the satisfaction of each such condition.
In addition, the obligation of Tamboran to consummate the Transactions is subject to (a) no more than 5% of the issued and outstanding Falcon common shares exercising dissent rights in connection with the Falcon Requisite Shareholder Approval, (b) all requisite regulatory clearances or approvals have been obtained and remain in full force and effect, (c) the execution and delivery of certain support agreements and stock option cancellation agreements by certain Falcon shareholders, and (d) the approval of the
Transactions by Falcon Australia’s minority shareholders by December 30, 2025 (the “Minority Shareholder Approval”).
Termination Rights
The Arrangement Agreement contains certain termination rights for both Tamboran and Falcon, including, among others, (a)
upon the mutual consent of Tamboran and Falcon, (b) by either Tamboran or Falcon if (i) the Transactions are not consummated on or prior to March 30, 2026 (which date, if certain requisite regulatory approvals have not been obtained and all other conditions to the
Closing have been satisfied or waived on such date, will be automatically extended to June 30, 2026), or (ii) a final non-appealable governmental order has been enacted, entered, promulgated, adopted, issued or enforced prohibiting or making illegal any of the transactions contemplated by the Transactions, (c) by either Tamboran or Falcon if either the Falcon Requisite Shareholder Approval or Tamboran Stockholder Approval shall not have been obtained, (d) by either Tamboran or Falcon if the other party breaches any of its representations, warranties or covenants in the Arrangement Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions, (e) by either Tamboran or Falcon if the other party’s board of directors changes its recommendation with respect to the Stock Issuance or Transactions, as applicable, (f) by either Tamboran or Falcon if there is a willful and material breach by the other party of the applicable restrictions with respect to soliciting competing business combination transactions, (g) by Tamboran if Falcon’s undisclosed liabilities exceed $3 million and (h) automatically if the Minority Shareholder
Approval is not obtained.
If the Arrangement Agreement is terminated in certain specified circumstances, Tamboran or Falcon would be required to pay the other party a termination fee of $3.75 million or $1.62 million, respectively.
Other Terms of the Arrangement Agreement
Tamboran and Falcon each have made customary representations, warranties and covenants in the Arrangement Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (a) to conduct its business in the ordinary course, from the date of the Arrangement Agreement until the earlier of the Closing and the termination of the Arrangement Agreement, and not to take certain actions prior to the Closing without the prior written consent of the other party, (b) not to solicit alternative business combination transactions and (c) to convene meetings of its respective shareholders for the purpose of obtaining the Tamboran Stockholder Approval or Falcon Requisite
Shareholder Approval, as applicable, and to recommend to its respective shareholders to approve the Stock Issuance or the
Transactions, as applicable.
The foregoing summary of the Arrangement Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Arrangement Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
The Arrangement Agreement and the above description of the Arrangement Agreement have been included to provide investors and security holders with information regarding the terms of the Arrangement Agreement. They are not intended to provide any other factual information about Tamboran, Falcon or their respective subsidiaries. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Tamboran, Falcon or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures by Tamboran or Falcon.
Support Agreements
Concurrently with the execution of the Arrangement Agreement, directors and officers of Falcon entered into support agreements (the “Support Agreements”) with Tamboran, pursuant to which each such director and officer agreed to (a) vote at any meeting of the shareholders of Falcon all of its common shares held of record or thereafter acquired in favor of the Transactions, (b) be bound by certain other covenants and agreements related to the Transactions and (c) be bound by certain transfer restrictions with respect to such securities, in each case, on the terms and subject to the conditions set forth in the Support Agreement.
The foregoing summary of the Support Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the form of Support Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 3.02Unregistered Sales of Equity Securities.
The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Stock Issuance is incorporated by reference herein. The Stock Consideration will be issued pursuant to the Arrangement Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and condition at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.
Item 7.01Regulation FD Disclosure.
On September 30, 2025, Tamboran issued a press release announcing entry into the Arrangement Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that Tamboran and Falcon have prepared for use in connection with the announcement of the Transactions.
The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange
Act.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1*
Arrangement Agreement, dated as of September 30, 2025 by and among Tamboran Resources Corporation,
Tamboran (Beetaloo) Pty Ltd, Tamboran Resources Investments Holding Corporation and Falcon Oil & Gas Ltd.

10.1	Form of Support Agreement.
99.1	Press Release dated September 30, 2025.
99.2	Investor Presentation dated September 30, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
*Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Tamboran agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request; provided, that Tamboran may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act for any schedules and similar attachments so furnished.
Forward-Looking Statements
Certain statements in this report concerning the transaction, including any statements regarding the expected timetable for completing the transaction, the results, effects, benefits and synergies of the transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Tamboran’s or Falcon’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking”
statements based on management’s current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,”
“project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,”
“likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Tamboran’s or
Falcon’s plans and expectations with respect to the transaction, timing of closing, and the anticipated impact of the transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward- looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section
21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that stockholders of Tamboran may not approve the issuance of new shares of Tamboran common stock in the transaction or that shareholders of Falcon may not approve the transaction; the risk that a condition to closing of the transaction may not be satisfied; that either party may terminate the arrangement agreement or that the closing of the transaction might be delayed or not occur at all; the outcome of any legal proceedings that may be instituted against
Tamboran or Falcon; reputational risks and potential adverse reactions from or changes to the relationships with the companies’
employees or other business partners of Tamboran or Falcon, including those resulting from the announcement or completion of the transaction; the diversion of management’s time on transaction-related issues; the dilution caused by Tamboran’s issuance of common stock in connection with the transaction; the ultimate timing, outcome and results of integrating the operations of Tamboran and
Falcon; the effects of the business combination of Tamboran and Falcon, including the combined company’s future financial condition, results of operations, strategy and plans; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approvals of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction. Expectations regarding business outlook, including changes in strategies for the combined company’s operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters, are only forecasts regarding these matters.
These factors are not necessarily all of the factors that could cause Tamboran’s or Falcon’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Tamboran’s or Falcon’s results. Additional factors that could cause results to differ materially from those described above can be found in Tamboran’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission (the “SEC”) and available from Tamboran’s website at www.tamboran.com under the “Investor Relations” tab, and in other documents Tamboran files with the SEC; and in Falcon’s annual information form for the year ended December 31, 2024, which is  on SEDAR+ and available from Falcon’s website at www.falconoilandgas.com under the “Investor Centre” tab, and in other documents Falcon files on
SEDAR+.
All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither
Tamboran nor Falcon assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.
No Offer or Solicitation
Communications in this report do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
This Current Report on Form 8-K is not an offer of securities for sale in the United States. No offer of securities shall be made in the
United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the Transactions are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.
Additional Information and Where You Can Find It
In connection with the proposed transaction, Tamboran and Falcon intend to file materials with the SEC and on SEDAR+, as applicable. Tamboran intends to file a preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies to obtain Tamboran stockholder approval of the Stock Issuance, and Falcon intends to file an information circular and proxy statement (the “Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain
Falcon shareholder approval of the proposed transaction. After the Proxy Statement is cleared by the SEC, Tamboran intends to mail a definitive Proxy Statement to the stockholders of Tamboran. This report is not a substitute for the Proxy Statement, the Circular or for any other document that Tamboran or Falcon may file with the SEC or on SEDAR+ and/or send to Tamboran’s stockholders and/or
Falcon’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TAMBORAN
AND FALCON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE
CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER
RELEVANT DOCUMENTS FILED BY TAMBORAN AND/OR FALCON WITH THE SEC OR ON SEDAR+, WHEN THEY
BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TAMBORAN, FALCON,
THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.
Stockholders of Tamboran and shareholders of Falcon will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Tamboran and/or Falcon with the SEC or on SEDAR+
(when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable.
Copies of documents filed with the SEC by Tamboran will be available free of charge from Tamboran’s website at
www.tamboran.com under the “Investor Relations” tab or by contacting Tamboran’s Investor Relations Department at +61 2 8330
6626 or Investors@tamboran.com. Copies of documents filed on SEDAR+ by Falcon will be available free of charge from Falcon’s website at www.falconoilandgas.com under the “Investor Centre” tab or by contacting Falcon’s Investor Relations Department at
+353 1 676 8702.
Participants in the Solicitation
Tamboran, Falcon and certain of their respective directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Tamboran’s stockholders and Falcon’s shareholders in connection with the transaction. Information regarding the executive officers and directors of Tamboran is included in its definitive proxy statement for its 2024 annual meeting in the sections entitled “Corporate Governance,” “Executive and Director Compensation”
and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on October 17, 2024; in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Tamboran’s
Annual Report on Form 10-K for the fiscal year ended June 30, 2025, which was filed with the SEC on September 25, 2025; and other documents subsequently filed by Tamboran with the SEC. Information regarding the executive officers and directors of Falcon is included in its management information circular and proxy statement for its 2025 annual meeting under the headings “Director
Compensation,” “Compensation Discussion and Analysis” and “CEO and Director Compensation” which was filed on SEDAR+ on
July 28, 2025. To the extent holdings of Tamboran common stock by the directors and executive officers of Tamboran have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on
Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, the company circular and other materials when they are filed on SEDAR+ in connection with the transaction. Free copies of these documents may be obtained as described in the paragraphs above.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: September 30, 2025	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer